Exhibit 99.1

Teradyne Reports Strong Order, Earnings Growth in Second Quarter 2012

Q2’12 orders of $592 million, up 29% from Q1’12 and up 78% from Q2’11

Q2’12 revenue of $548 million, up 38% from Q1’12 and up 34% from Q2’11

Q2’12 diluted non-GAAP income from continuing operations of $0.77 per share, up 157% from $0.30 per share in Q1’12 and up 51% from $0.51 per share in Q2’11. Q2’12 diluted GAAP income from continuing operations of $0.49 per share

Q3’12 guidance: Revenue of $420 million to $460 million; Diluted non-GAAP income from continuing operations of $0.41 to $0.51 per share; Diluted GAAP income from continuing operations of $0.22 to $0.29 per share

NORTH READING, Mass. – July 25, 2012 – Teradyne, Inc. (NYSE: TER) reported revenue of $548 million for the second quarter of 2012 of which $365 million was in Semiconductor Test, $112 million in LitePoint Wireless Test and $71 million in the Systems Test Group. On a non-GAAP basis, Teradyne’s income from continuing operations in the second quarter was $156 million, or $0.77 per diluted share, which excluded acquired intangible asset amortization, non-cash convertible debt interest, and included income taxes on a cash basis. GAAP income from continuing operations for the second quarter was $111 million, or $0.49 per diluted share.

Bookings in the second quarter of 2012 were $592 million of which $358 million were in Semiconductor Test, $189 million in LitePoint Wireless Test and $45 million in the Systems Test Group.

“Explosive growth in our LitePoint Wireless Test segment and continued strength for the UltraFLEX in high performance System-on-a-Chip test powered Teradyne’s results in the second quarter,” said Mike Bradley, President and CEO. “LitePoint delivered record orders and revenue as customers continue to embrace its time to market and economic advantages in the fast moving mobility market. After recording a very strong first half, our third quarter outlook reflects seasonally slower industry trends.”

Guidance for the third quarter of 2012 is for revenue of $420 million to $460 million, with non-GAAP income from continuing operations per diluted share of $0.41 to $0.51 and GAAP income from continuing operations per diluted share of $0.22 to $0.29. Non-GAAP guidance excludes acquired intangible asset amortization and non-cash convertible debt interest and includes income taxes on a cash basis.

Webcast

A conference call to discuss the second quarter of 2012 results, along with management’s business outlook is scheduled at 10 a.m. EDT, Thursday, July 26, 2012. The call will be broadcast simultaneously over the Internet. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins.

A replay will be available approximately two hours after the completion of the call. The replay number in the U.S. & Canada is 855-859-2056. The replay number outside the U.S. & Canada is 404-537-3406. The pass code for both numbers is10287705. A replay will also be available on the Teradyne website at www.teradyne.com. Click on “Investors” for a link to the replay. The replay will be available via phone and website through August 11, 2012.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP income from continuing operations exclude acquired intangible asset amortization, non-cash convertible debt interest, fair value inventory step-up related to LitePoint, pension and post retirement actuarial gains and losses, and restructuring and other net, and include income taxes on a cash basis. GAAP requires that these items be included in determining income from operations and income from continuing operations. Non-GAAP income from operations, non-GAAP income from continuing operations, non-GAAP income from operations and non-GAAP income from continuing operations as a percentage of revenue, and non-GAAP income from continuing operations per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes charges related to the fair value inventory step-up recorded as part of acquisition purchase accounting and pension and post retirement actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Non-GAAP diluted shares include the impact of Teradyne’s call option on its shares. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP financial measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of Automatic Test Equipment used to test semiconductors, wireless products, data storage and complex electronic systems which serve consumer, communications, industrial and government customers. In 2011, Teradyne had sales of $1.4 billion and currently employs approximately 3,400 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations and market conditions. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance. You can identify these forward-looking statements based on the context of the statements and by the fact that they use words such as “will,” “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. There can be no assurance that management’s estimates of Teradyne’s future results or other forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Quarterly Report on Form 10-Q for the period ended April 1, 2012. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR SECOND FISCAL QUARTER OF 2012

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended			Six Months Ended
	July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Net Revenues	$548,284	$396,668	$410,519	$944,952	$787,680
Cost of Revenues (1)	238,778	205,742	195,841	444,520	380,110

Gross Profit	309,506	190,926	214,678	500,432	407,570

Operating Expenses:
Engineering and Development	66,532	60,135	48,392	126,667	95,536
Selling and Administrative	73,366	67,777	57,880	141,143	115,611
Acquired Intangible Asset Amortization	18,429	18,429	7,291	36,858	14,582
Restructuring and Other, net (2)	(6,262)	(1,825)	1,279	(8,087)	1,692

Operating Expenses	152,065	144,516	114,842	296,581	227,421

Income from Operations	157,441	46,410	99,836	203,851	180,149

Interest & Other (3)	(5,449)	(5,166)	(3,913)	(10,615)	(8,802)

Income from Continuing Operations Before Income Taxes	151,992	41,244	95,923	193,236	171,347
Income Tax Provision	40,605	7,680	7,839	48,285	13,325

Income from Continuing Operations	111,387	33,564	88,084	144,951	158,022

Income from Discontinued Operations Before Income Taxes (4)	—	—	—	—	1,436
Income Tax (Benefit)	—	—	—	—	(267)

Income from Discontinued Operations	—	—	—	—	1,703
(Loss) / Gain on Disposal of Discontinued Operations (net of income tax provision of $0 and $4,578, respectively)	—	—	(832)	—	24,371

Net Income	$111,387	$33,564	$87,252	$144,951	$184,096

Income per Common Share from Continuing Operations:
Basic	$0.60	$0.18	$0.48	$0.78	$0.85

Diluted	$0.49	$0.15	$0.38	$0.63	$0.68

Net Income per Common Share:
Basic	$0.60	$0.18	$0.47	$0.78	$0.99

Diluted	$0.49	$0.15	$0.38	$0.63	$0.80

Weighted Average Common Shares—Basic	186,573	185,838	185,367	186,205	185,044

Weighted Average Common Shares—Diluted (5)	229,646	231,153	230,452	230,399	231,266

Net Orders	$591,703	$458,082	$333,170	$1,049,785	$768,247

(1) Cost of Revenues includes:
	Quarter Ended			Six Months Ended
	July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Provision for Excess and Obsolete Inventory	$9,353	$1,574	$1,716	$10,927	$6,343
Inventory Step-Up	1,218	4,871	—	6,089	—
Sale of Previously Written Down Inventory	—	(1,272)	(764)	(1,272)	(3,786)

	$10,571	$5,173	$952	$15,744	$2,557

(2) Restructuring and Other, net consists of:
	Quarter Ended			Six Months Ended
	July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Contingent Consideration Fair Value Adjustment	$(6,548)	$(1,825)	$—	$(8,373)	$—
Employee Severance	286	—	344	286	1,188
Non-U.S. Pension Settlement	—	—	935	—	935
Facility Related	—	—	—	—	(431)

	$(6,262)	$(1,825)	$1,279	$(8,087)	$1,692

(3) Interest & Other includes:
	Quarter Ended			Six Months Ended
	July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Non-Cash Convertible Debt Interest	$3,389	$3,275	$2,957	6,664	$5,815

(4)	On March 21, 2011, Teradyne completed the sale of its Diagnostic Solutions business unit to SPX Corporation for a gain of $24.4 million. The results for the discontinued business unit have been included within discontinued operations for all periods presented.

(5)	Under GAAP, when calculating diluted earnings per share, convertible debt must be assumed to have converted if the effect on EPS would be dilutive. Diluted shares assume the conversion of the convertible debt as the effect would be dilutive. Accordingly, for the quarters ended July 1, 2012, April 1, 2012 and July 3, 2011, and six months ended July 1, 2012 and July 3, 2011, 22.3 million, 23.0 million, 22.7 million, 22.7 million and 23.0 million shares, respectively, have been included in diluted shares.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	July 1, 2012	December 31, 2011
Assets
Cash and Cash Equivalents	$589,056	$573,736
Marketable Securities	105,947	96,502
Accounts Receivable	346,124	129,330
Inventories (1)	137,898	160,063
Deferred Tax Assets	56,888	53,948
Prepayments and Other Current Assets	80,895	86,308

Total Current Assets	1,316,808	1,099,887

Net Property, Plant and Equipment	248,000	232,207
Long-Term Marketable Securities	133,750	84,407
Retirement Plan Assets	7,182	8,840
Intangible Assets	356,117	392,975
Goodwill	352,778	352,778
Other Assets	20,035	17,545

Total Assets	$2,434,670	$2,188,639

Liabilities
Accounts Payable	$117,343	$69,842
Accrued Employees' Compensation and Withholdings	80,118	90,427
Deferred Revenue and Customer Advances	83,710	78,670
Contingent Consideration	54,662	68,892
Other Accrued Liabilities	64,298	62,420
Income Taxes Payable	23,218	860
Current Debt	2,522	2,573

Total Current Liabilities	425,871	373,684

Long-Term Deferred Revenue and Customer Advances	22,303	33,541
Retirement Plan Liabilities	77,295	76,638
Deferred Tax Liabilities	37,915	16,049
Other Long-Term Liabilities	20,573	23,711
Long-Term Debt	165,283	159,956

Total Liabilities	749,240	683,579

Shareholders' Equity	1,685,430	1,505,060

Total Liabilities and Shareholders' Equity	$2,434,670	$2,188,639

(1)	As of December 31, 2011, Inventories included approximately $6.1 million of LitePoint inventory step-up.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Six Months Ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Cash flows from operating activities:
Net income	$111,387	$87,252	$144,951	$184,096
Less: Income from discontinued operations	—	—	—	1,703
Less: (Loss) Gain on disposal of discontinued operations	—	(832)	—	24,371

Income from continuing operations	111,387	88,084	144,951	158,022
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation	13,290	12,588	25,578	25,645
Amortization	21,929	10,463	43,744	20,816
Stock-based compensation	10,630	7,218	21,396	14,682
Provision for excess and obsolete inventory	9,353	1,716	10,927	6,343
Deferred taxes	8,238	—	15,937	—
Inventory step-up	1,218	—	6,089	—
Contingent consideration adjustment	(6,548)	—	(8,373)	—
Tax benefit related to stock options and restricted stock units	(7,600)	(3,717)	(7,600)	(3,717)
Other	16	804	(471)	1,422
Changes in operating assets and liabilities, net of businesses acquired and sold:
Accounts receivable	(124,577)	(21,569)	(216,794)	(39,067)
Inventories	(2,190)	(4,297)	21,446	(15,006)
Other assets	5,922	(6,894)	7,807	(9,158)
Deferred revenue and customer advances	(4,494)	(3,786)	(6,198)	(28,339)
Accounts payable and accrued expenses	36,673	20,018	27,414	(5,996)
Retirement plan contributions	(1,489)	(4,069)	(2,550)	(5,245)
Accrued income taxes	30,334	5,406	29,958	5,406

Net cash provided by continuing operations	102,092	101,965	113,261	125,808
Net cash used for discontinued operations	—	—	—	(4,225)

Net cash provided by operating activities	102,092	101,965	113,261	121,583

Cash flows from investing activities:
Purchases of property, plant and equipment	(30,730)	(22,336)	(57,804)	(44,467)
Purchases of available-for-sale marketable securities	(76,676)	(287,252)	(156,771)	(498,541)
Proceeds from sales and maturities of available-for-sale marketable securities	46,315	232,029	99,120	420,477

Net cash used for continuing operations	(61,091)	(77,559)	(115,455)	(122,531)
Net cash provided by discontinued operations	—	32	—	39,062

Net cash used for investing activities	(61,091)	(77,527)	(115,455)	(83,469)

Cash flows from financing activities:
Issuance of common stock	7,059	6,976	16,984	17,052
Tax benefit related to stock options and restricted stock units	7,600	3,717	7,600	3,717
Payments of long-term debt	—	—	(1,246)	(1,222)
Payments of contingent consideration	—	—	(5,824)	—

Net cash provided by financing activities	14,659	10,693	17,514	19,547

Increase in cash and cash equivalents	55,660	35,131	15,320	57,661
Cash and cash equivalents at beginning of period	533,396	420,267	573,736	397,737

Cash and cash equivalents at end of period	$589,056	$455,398	$589,056	$455,398

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	July 1, 2012	% of Net Revenues			April 1, 2012	% of Net Revenues			July 3, 2011	% of Net Revenues
Net Revenues	$548.3				$396.7				$410.5

Gross Profit—GAAP	$309.5	56.4%			$190.9	48.1%			$214.7	52.3%
Inventory Step-Up	1.2	0.2%			4.9	1.2%			—	—
Pension Mark-to-Market adjustments (1)	0.8	0.1%			—	—			1.1	0.3%

Gross Profit—Non-GAAP	$311.5	56.8%			$195.8	49.4%			$215.8	52.6%

Income from Operations—GAAP	$157.4	28.7%			$46.4	11.7%			$99.8	24.3%
Acquired intangible asset amortization	18.4	3.4%			18.4	4.6%			7.3	1.8%
Inventory Step-Up	1.2	0.2%			4.9	1.2%			—	—
Pension Mark-to-Market adjustments (1)	3.1	0.6%			—	—			4.2	1.0%
Restructuring and other, net (2)	(6.3)	-1.1%			(1.8)	-0.5%			1.3	0.3%

Income from Operations—non-GAAP	$173.8	31.7%			$67.9	17.1%			$112.6	27.4%

			Income per Common Share from Continuing Operations				Income per Common Share from Continuing Operations				Income per Common Share from Continuing Operations
	July 1, 2012	% of Net Revenues	Basic	Diluted	April 1, 2012	% of Net Revenues	Basic	Diluted	July 3, 2011	% of Net Revenues	Basic	Diluted
Income from Continuing Operations—GAAP	$111.4	20.3%	$0.60	$0.49	$33.6	8.5%	$0.18	$0.15	$88.1	21.5%	$0.48	$0.38
Income Tax adjustment (3)	25.1	4.6%	0.13	0.12	1.8	0.5%	0.01	0.01	—	—	—	—
Acquired intangible asset amortization	18.4	3.4%	0.10	0.09	18.4	4.6%	0.10	0.09	7.3	1.8%	0.04	0.04
Interest and other (4)	3.4	0.6%	0.02	0.02	3.3	0.8%	0.02	0.02	3.0	0.7%	0.02	0.01
Pension Mark-to-Market adjustments (1)	3.1	0.6%	0.02	0.01	—	—	—	—	4.2	1.0%	0.02	0.02
Inventory Step-Up	1.2	0.2%	0.01	0.01	4.9	1.2%	0.03	0.02	—	—	—	—
Restructuring and other, net (2)	(6.3)	-1.1%	(0.03)	(0.03)	(1.8)	-0.5%	(0.01)	(0.01)	1.3	0.3%	0.01	0.01
Convertible share adjustment (5)	—	—	—	0.06	—	—	—	0.02	—	—	—	0.05

Income from Continuing Operations—non-GAAP	$156.3	28.5%	$0.84	$0.77	$60.2	15.2%	$0.32	$0.30	$103.9	25.3%	$0.56	$0.51

GAAP and Non-GAAP Weighted Average Common Shares—Basic	186.6				185.8				185.4
GAAP Weighted Average Common Shares—Diluted	229.6				231.2				230.5
Exclude dilutive shares from convertible note	(22.3)				(23.0)				(22.7)

Non-GAAP Weighted Average Common Shares—Diluted (5)	207.3				208.2				207.8

(1) Actuarial loss recognized under GAAP in accordance with the Company's mark-to-market pension accounting.

(2) Restructuring and other, net consists of:

	Quarter Ended
	July 1, 2012				April 1, 2012				July 3, 2011
Contingent Consideration Fair Value Adjustment	$(6.5)				$(1.8)				$—
Employee Severance	0.3				—				0.3
Non-U.S. Pension Settlement	—				—				0.9

	$(6.3)				$(1.8)				$1.3

(3)	For the quarters ended July 1, 2012 and April 1, 2012, adjustment to record income tax provision on a cash basis.

(4)	For the quarters ended July 1, 2012, April 1, 2012 and July 3, 2011, Interest and Other included non-cash convertible debt interest.

(5)	For the quarters ended July 1, 2012, April 1, 2012 and July 3, 2011, the calculation of non-GAAP diluted earnings per share gives benefit to the Company's call option on its stock for 34.7 million shares at $5.48. As a result, 17.3 million, 18.3 million and 17.9 million shares, respectively, have been included in non-GAAP diluted shares and net interest expense of $2.3 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

	Six Months Ended
	July 1, 2012	% of Net Revenues			July 3, 2011	% of Net Revenues
Net Revenues	$945.0				$787.7

Gross Profit—GAAP	$500.4	53.0%			$407.6	51.7%
Inventory Step-Up	6.1	0.6%			—	—
Pension Mark-to-Market adjustments (1)	0.8	0.1%			1.1	0.1%

Gross Profit—Non-GAAP	$507.3	53.7%			$408.7	51.9%

Income from Operations—GAAP	$203.9	21.6%			$180.1	22.9%
Acquired intangible asset amortization	36.9	3.9%			14.6	1.9%
Inventory Step-Up	6.1	0.6%			—	—
Pension Mark-to-Market adjustments (1)	3.1	0.3%			4.2	0.5%
Restructuring and other, net (2)	(8.1)	-0.9%			1.7	0.2%

Income from Operations—non-GAAP	$241.9	25.6%			$200.6	25.5%

			Income per Common Share from Continuing Operations				Income per Common Share from Continuing Operations
	July 1, 2012	% of Net Revenues	Basic	Diluted	July 3, 2011	% of Net Revenues	Basic	Diluted
Income from Continuing Operations—GAAP	$145.0	15.3%	$0.78	$0.63	$158.0	20.1%	$0.85	$0.68
Acquired intangible asset amortization	36.9	3.9%	0.20	0.18	14.6	1.9%	0.08	0.07
Income Tax adjustment (3)	26.9	2.8%	0.14	0.13	—	—	—	—
Interest and other (4)	6.7	0.7%	0.04	0.03	5.8	0.7%	0.03	0.03
Inventory Step-Up	6.1	0.6%	0.03	0.03	—	—	—	—
Pension Mark-to-Market adjustments (1)	3.1	0.3%	0.02	0.01	4.2	0.5%	0.02	0.02
Restructuring and other, net (2)	(8.1)	-0.9%	(0.04)	(0.04)	1.7	0.2%	0.01	0.01
Convertible share adjustment (5)	—	—	—	0.10	—	—	—	0.10

Income from Continuing Operations—non-GAAP	$216.6	22.9%	$1.16	$1.07	$184.3	23.4%	$1.00	$0.91

GAAP and Non-GAAP Weighted Average Common Shares—Basic	186.2				185.0
GAAP Weighted Average Common Shares—Diluted	230.4				231.3
Exclude dilutive shares from convertible note	(22.7)				(23.0)

Non-GAAP Weighted Average Common Shares—Diluted (5)	207.7				208.3

(1) Actuarial loss recognized under GAAP in accordance with the Company's mark-to-market pension accounting.

(2) Restructuring and other, net consists of:

	Six Months Ended
	July 1, 2012				July 3, 2011
Contingent Consideration Fair Value Adjustment	$(8.4)				$—
Employee Severance	0.3				1.2
Non-U.S. Pension Settlement	—				0.9
Facility Related	—				(0.4)

	$(8.1)				$1.7

(3) For the six months ended July 1, 2012 adjustment to record income tax provision on a cash basis.

(4) For the six months ended July 1, 2012 and July 3 , 2011, Interest and Other included non-cash convertible debt interest.

(5)    For the six months ended July 1, 2012 and July 3, 2011, the calculation of non-GAAP diluted earnings per share gives benefit to the Company's call option on its stock for 34.7 million shares at $5.48. As a result, 17.8 million and 18.4 million shares, respectively, have been included in non-GAAP diluted shares and net interest expense of approximately $4.7 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

GAAP to Non-GAAP Reconciliation of Third Quarter 2012 guidance:

GAAP and Non-GAAP third quarter revenue guidance:	$420 million to $460 million
GAAP income from continuing operations per diluted share	$0.22	$0.29
Exclude acquired intangible asset amortization	0.09	0.09
Exclude non-cash convertible debt interest	0.02	0.02
Include income tax adjustment	0.05	0.05
Exclude dilutive shares from convertible note	0.03	0.06

Non-GAAP income from continuing operations per diluted share	$0.41	$0.51

For press releases and other information of interest to investors, please visit Teradyne's homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

      Andy Blanchard 978-370-2425

      Vice President of Corporate Relations